UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest event reported) April 10, 2003


                        ECLIPSE ENTERTAINMENT GROUP, INC.
               (Exact name of registrant as specified in charter)


            Nevada                                              91-1766849
(State of other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)


                             10520 Venice Boulevard,
                         Culver City, California, 90232
               (Address of Principal Executive Office) (Zip Code)


                                  760 674 5750
                (Registrant's Executive Office Telephone Number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Dismissal of Previous Independent Accountants

     On April 10, 2003 Eclipse Entertainment Group, Inc. (the "Registrant") dismissed L.L. Bradford & Company LLC ("Bradford"), as its independent public accountants. The Registrant's Board of Directors participated in and approved the decision to dismiss Bradford.

     The reports of Bradford on the Registrant's financial statements for the two fiscal years ended December 31, 2001 and 2000 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the year ended December 31, 2001 included a paragraph on the uncertainty of the Registrant to continue as a going concern as follows:

     "The Company incurred a net loss of approximately $1,089,000 and $148,000 for the years ended December 31, 2001 and 2000, respectively, and current liabilities exceed current assets by approximately $3,062,000 as of December 31, 2001. The Company plans to earn revenue through the release of completed films during 2002. The Company will also seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

     The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company's plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern."

     During the preceding two fiscal years and through April 10, 2003, there were no disagreements between the Registrant and Bradford on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Bradford's satisfaction, would have caused Bradford to make reference to the subject matter of the disagreements in connection with Bradford's report on the Registrant's financial statements.

     During the  preceding  two fiscal years and through  April 10, 2003,  there
were  no  reportable   events   required  to  be  disclosed   pursuant  to  Item
304(a)(1)(v).

     Pursuant to Item 304(a)(3), on April 15, 2003, Bradford furnished the Registrant a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Registrant in response to Item 304(a). A copy of the Bradford letter is included as Exhibit 16.1.

(b)  Engagement of New Independent Accountants.

     Registrant has appointed Beckstead and Watts, LLP, as Registrant's independent accountants for the fiscal year ending December 31, 2002. The decision to accept the engagement of Beckstead and Watts, LLP was approved by the Audit Committee of the Board of Directors on April 10, 2003. Beckstead and Watts, LLP will be performing the annual audit of Registrant's financial statements for the year ending December 31, 2002. Beckstead and Watts, LLP was engaged by Registrant on April 10, 2003.

ITEM 5. OTHER EVENTS

Not Applicable

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 1.

(a.) Name and address of certifying public accountant:
     Beckstead and Watts, LLP
     3340 Wynn Road, Suite B
     Las Vegas, NV 89102
     Phone: (702) 257-1984
     Fax: (702) 362-0540

(b.) Name and address of former certifying public accountant:
     L.L. Bradford & Company, LLC
     3441 South Eastern Avenue
     Las Vegas, Nevada 89109
     Phone (702) 735-5030
     Fax: (702) 735-4854

(c.) Letter of confirmation  from former  certifying  public  accountants,  L.L.
     Bradford & Company LLP

April 15, 2003
Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of L.L. Bradford & Company LLC was previously principal accountant for Eclipse Entertainment Group, Inc. (the "Company") and reviewed the financial Statements through the interim period ended September 30, 2002. Effective April 10, 2003, the Company terminated us as principal accountants. We have read the Company's statements under Item 4 of its Form 8-K dated April 15, 2003, and we agree with such statements.

Very truly yours,

/s/ L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ECLIPSE ENTERTAINMENT GROUP, INC.


                                        By /s/ Art Birzneck
                                           -------------------------------------
                                           Art Birzneck, President


Date: April 15, 2003